Exhibit 10.4

Warrant Agreement with Dental Advisors dated September 14, 2001

WARRANT AGREEMENT

This WARRANT AGREEMENT (this "Agreement") is made and entered into as of September 14, 2001, between REMEDENT USA, INC., a Nevada corporation (the "Company") and Dental Advisors, a Nebraska corporation ("Holder").

R E C I T A L S

WHEREAS, the Company proposes to issue to Holder 442,000 warrants (the "Warrants"), each such Warrant entitling the holder thereof to purchase one share of Common Stock of the Company (the "Exercise Shares," "Shares," or the "Common Stock"); and

WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration payable to Holder in connection with an investment by the Holder into the Company pursuant to a Securities Purchase Agreement on even date herewith.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereto agree as follows:

A G R E E M E N T

1.             Warrant Certificates.  The warrant certificates to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

2.             Right to Exercise Warrants.  Each Warrant may be exercised from the date of this Agreement until 5:00 P.M. (Pacific time) on September 14, 2006 (the "Expiration Date").

Each Warrant not exercised on or before the Expiration Date shall expire.  Each Warrant shall entitle its holder to purchase from the Company one share of Common Stock at an exercise price of $0.25 per share, subject to adjustment as set forth below ("Exercise Price").

The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates, which evidence fractional shares of capital stock.  In the event that a fraction of an Exercise Share would, except for the provisions of this paragraph 2, be issuable upon the exercise of this Warrant, the Company shall pay to the

Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share.  For purposes of this Agreement, the current market value shall be determined as follows:

                                (a)           if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

                                (b)           if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant.  The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

                                (c)           if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

3.             Mutilated or Missing Warrant Certificates.  In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to its expiration date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

4.             Reservation of Shares.  The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

5.             Rights of Holder.  The Holder shall not, by virtue of anything contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

6.             Investment Intent.  Holder represents and warrants to the Company that Holder is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants.

7.             Certificates to Bear Language.  The Warrants and the certificate or certificates therefor shall bear the following legend by which each holder shall be bound:

"THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

Certificates for Warrants without such legend shall be issued if such warrants or shares are sold pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

8.             Piggyback Registration Rights.  If the Company at any time proposes to register any of its securities under the Act, except on a registration statement on Form S-8 or Form S-4, the Company will use its best efforts to cause all of the shares of common stock underlying the Warrants owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder; provided, however, that the Company may, as a condition precedent to its effecting such registration, require the Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that the Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s lock-up”).  Additionally, the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration may require that Holder enter into an agreement with the Company that only a percentage of the shares of common stock underlying the Warrants owned by Holder be registered on such registration statement if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s carve-out”).  All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accounts, or counsel for the Company and or counsel for the Holder and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.  Notwithstanding the foregoing, Holder shall pay all underwriting discounts or commissions with respect to any securities sold by the Holder.

(a)           Indemnification.

                                                (i)            In the event of any registration of any of its securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder, or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each the Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein an material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each the Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

                                                (ii)           The Holder shall by acceptance thereof, indemnify and hold harmless the Company and its directors and officers, and each person, if any who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any director or officer or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use therein; and will reimburse the Company or such director, officer or person for any legal or any other expense reasonably incurred in connection with investigation or defending any such loss, claim, damage, liability or action.

                                (b)           Rule 144.  If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Act).  If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144.  The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

9.             Adjustment of Number of Shares and Class of Capital Stock Purchasable.  The Number of Shares and Class of Capital Stock purchasable under this Warrant Agreement are subject to adjustment from time to time as set forth in this Section.

(a)           Adjustment for Change in Capital Stock.  If the Company:

                                                (i)            pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

                                                (ii)           subdivides its outstanding shares of Common Stock into a greater number of shares;

                                                (iii)          combines its outstanding shares of Common Stock into a smaller number of shares;

                                                (iv)          makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                                                (v)           issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution.  For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

If after an adjustment the holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock.  After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Agreement.  Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 8(a), a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

               (b)          Consolidation, Merger or Sale of the Company.  If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement.  Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction.  As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8.

10.           Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

11.           Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

12.           Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

To Purchaser:	Dental Advisors, Inc.
314 North 4 th Street
Newman Grove, NE 68758
Fax (402) 447-6009
Attn: Dr. Edward Quincy

To Seller:	Remedent USA, Inc.
1220 Birch Way
Escondido, CA 92027
Fax: (760) 781-3330
Attn: Rebecca M. Inzunza, President

With Copy To:	Senn Palumbo Meulemans, LLP
18301 Von Karman, Suite 850
Irvine, CA 92612
Fax: (949) 251-1331
Attn: Lynne Bolduc, Esq.

A notice sent as aforesaid may change the persons and addresses set forth above from time to time.  If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

13.           Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.

14.           Severability.  If for any reason any provision, paragraph or term of this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

15.           Governing Law and Venue.  This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed and construed in accordance with the laws of said State.  Any proceeding arising under this Warrant Agreement shall be instituted in the County of Orange, State of California.

16.           Headings.  Paragraphs and subparagraph headings, used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant Agreement nor constitute a part of this Warrant Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

"COMPANY"

Remedent USA, Inc.,

a Nevada corporation

/s/ Rebecca M. Inzunza
By: Rebecca M. Inzunza
Its: President and CEO

"HOLDER"

Dental Advisors Inc.,
a Nebraska corporation

/s/ Edward Quincy, M.D.
By: Dr. Edward Quincy

Its: President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE  SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT PURSUANT TO A REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH SECTION 11 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

Warrant Certificate No. 9-14-01-01

WARRANTS TO PURCHASE 442,000 SHARES OF COMMON STOCK

VOID AFTER 5:00 P.M.,

PACIFIC TIME, ON September 14, 2006

REMEDENT USA, INC.

INCORPORATED UNDER THE LAWS

OF THE STATE OF NEVADA

                This certifies that, for value received, Dental Advisors, Inc., Nebraska corporation, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from Remedent USA, Inc., a Nevada corporation (the "Company"), at any time during the period commencing at 9:00 a.m., Pacific Time, on September 14, 2001, and before 5:00 p.m., Pacific Time, on September 14, 2006 at the purchase price per share of $0.25 (the "Warrant Price"), the number of Shares of Common Stock of the Company set forth above (the "Warrant Shares").  The number of Warrant Shares issuable upon exercise of each Warrant evidenced hereby and the Warrant Price shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

                The Warrants evidenced hereby represent the right to purchase an aggregate of up to 442,000 Shares, subject to certain adjustments, and are issued under and in accordance with a Warrant Agreement, dated as of September 14, 2001 (the " Warrant Agreement"), between the Company and the Warrantholder in connection with a Securities Purchase Agreement (the “Purchase Agreement”) and are subject to the terms and provisions contained in the Warrant Agreement and the Purchase Agreement, to all of which the Warrantholder by acceptance hereof consents.

Holders of the Warrants Shares issuable upon exercise hereof have certain rights with respect to registration with the Securities and Exchange Commission of the Warrant Shares.  These registration rights are set forth in that certain Warrant Agreement of even date herewith pursuant to which this Warrant Certificate has been issued.

                The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company.  Payment of such price shall be made at the option of the Warrantholder in cash, by check, or any combination thereof.

                Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants evidenced hereby shall not have been exercised.  These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Warrant Shares as evidenced by the Warrant or Warrants exchanged.  No fractional Shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants.  These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

                This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company unless and until the Warrantholder exercises its rights to purchase Warrant Shares hereunder.

REMEDENT USA, INC.

Dated: September 14, 2001	/s/ Rebecca M. Inzunza
By: Rebecca M. Inzunza
Its: President and CEO

REMEDENT USA, INC.

PURCHASE FORM

Remedent USA, Inc.

1220 Birch Way

Escondido, CA  92027

                The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ____________ Warrant Shares of Common Stock (the "Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued in the name of:

(Please Print or Type Name)

(Address, including zip code)

(Social Security No. or Tax I.D. No.)

and, if said number of Warrant Shares shall not be all the Warrant Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder
or Assignee:
(Please Print)
Address:

Signature:	Dated:

Note:  The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signatures Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

ASSIGNMENT

(To be signed only upon assignment of Warrants)

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the attached Warrant with respect to the number of Warrant Shares covered by the Warrant set forth below:

(Name and Address of Assignee Must Be Printed or Typewritten)

Name of Assignee	Social Security No.	Address	No. of
	or Tax ID No.		Warrant Shares

and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:
Signature of Registered Holder

Note:      The signature on this assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)